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                                                                EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation, do hereby constitute and appoint Joseph C. Henry and Robert S. Cubbin, and each of them, the lawful attorneys and agents or attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite his name.

        Signature                      Title                          Date
        ---------                      -----                          ----
                              Chairman, Chief               March 26, 1998
Merton J. Segal               Executive Officer and
-------------------------     Director (Principal
Merton J. Segal               Executive Officer)

Warren D. Gardner             President and Director        March 26, 1998
-------------------------
Warren D. Gardner
                              Office of the President
James R. Parry                and Director                  March 26, 1998
-------------------------
James R. Parry
                              Secretary, Office of the
Robert S. Cubbin              President and Director        March 26, 1998
-------------------------
Robert S. Cubbin
                              Treasurer, Office of the
Joseph C. Henry               President and Director        March 26, 1998
-------------------------
Joseph C. Henry

Bruce E. Thal                 Director                      March 26, 1998
-------------------------
Bruce E. Thal

Joseph S. Dresner             Director                      March 26, 1998
-------------------------
Joseph S. Dresner